UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

6100 North Western Avenue, Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

Item 7.01.	Regulation FD Disclosure

The management of Chesapeake Energy Corporation (the “Company”) is meeting with certain institutional investors beginning on January 27, 2021. In connection therewith, the Company has posted an updated investor presentation to the Investor Presentations section of the Company’s website: http://www.chk.com/investors/presentations.

The information in this Form 8-K is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information will not be incorporated by reference into any document filed by Chesapeake Energy Corporation under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2021	CHESAPEAKE ENERGY CORPORATION

	By:	/s/ James R. Webb
	Name:	James R. Webb
	Title:	Executive Vice President — General Counsel and Corporate Secretary